FORM 8K

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.   20549


                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                Date of Initial Report: November 30, 1998


                           U. S. MICROBICS, INC.
          (Exact Name of Registrant as Specified in its Charter)


     Colorado                      0-14213                        84-0990371
(State or Other Juris  (Commission File Number)  (IRS Employer
diction of Incorporation)                                    Identification No.)

                         5922-B Farnsworth Court
                          Carlsbad, CA 92008
                 (Address of Principal Executive Offices)

Registrant's telephone number, including area code:(760)918-1860

Former name or former address, if changed since last report:
                         Global Venture Funding, Inc.
                         6965 El Camino Real, Suite 105-279
                          Carlsbad, CA 92009

Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountants.

               Not applicable.

Item 5.        Other Events.

               Bio-Con Microbes, Inc., a wholly-owned (?) subsidiary of the Registrant has reacquired the golf course applications license from Gran Verde Distribution, Inc., a division of Customer Sports, Inc. (OTC Bulletin Board: "CTMR"). The exclusive license for the distribution of Proprietary microbial products on golf courses throughout the U.S. has been rescinded and Bio-Con Microbes, Inc. plans to re-market the license to interested parties with existing golf course product distribution in the U.S. and abroad.

Item 6.    Resignation of Registrant's Directors.


Item 7.    Financial Statements. Pro Forma Financial
               Information and Exhibits.

               Not applicable
Item 8.        Change in Fiscal Year.

               Not applicable.

                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           U.S. Microbics, Inc.



Date: November 30, 1998               By:    /s/ Robert C. Brehm
                                         Robert C. Brehm
                                         President